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                          SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.   20549

                                       FORM 8-K
                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 14, 1995
                                                       (December 31, 1994)


                                 Hibernia Corporation
                  (Exact name of issuer as specified in its charter)

Louisiana                               1-10294                  72-0724532
(State or other                         (Commission             (IRS Employer
jurisdiction of                         File Number          Identification No.)
organization)

313 Carondelet Street, New Orleans,  Louisiana                       70130
(Address of principal executive offices)                             (Zip Code)

Registrant's  telephone number, including area code (504)533-5332

Item 5.              Other Events

      As has been disclosed by the Registrant in prior filings, effective July 1, 1994, First Commercial Bancshares, Inc. was merged with and into the Registrant, in a stock-for-stock exchange that was accounted for by the Registrant as a pooling of interests. On that same day, Bastrop National Bank was merged into Hibernia National Bank, a subsidiary of the Registrant, in a stock-for-stock exchange with the Registrant accounted for by the Registrant as a pooling of interests. Effective August 1, 1994, First Bancorp of Louisiana, Inc. and First Continental Bancshares, Inc. were each merged with and into the Registrant, in separate stock-for-stock exchanges that were accounted for by the Registrant as poolings of interests. In addition, effective December 31, 1994 Pioneer Bancshares Corporation was merged with and into the Registrant, in a stock-for-stock exchange that was accounted for by the Registrant as a pooling of interests. On that same day, First State Bank and Trust Company was merged into Hibernia National Bank, a subsidiary of the Registrant, in a stock-for-stock exchange with the Registrant accounted for by the Registrant as a pooling of interests.

The Registrant has prepared restated supplemental consolidated financial statements reflecting the above-described transactions and is filing them as Exhibit 99.1 to this Current Report on Form 8-K so that the Registrant may incorporate such financial statements into any future registration statements by reference to this Report.

Also filed as exhibits hereto are the audited financial statements of Bastrop National Bank and First State Bank and Trust Company and the audited consolidated financial statements of Commercial
Bancshares, Inc., First Bancorp of Louisiana, Inc., First
Continental Bancshares, Inc. and Pioneer Bancshares Corporation.

Item 7.     Financial Statements and Exhibits.

              (c)       Exhibits

                        23          Consent of Ernst & Young LLP

                        99.1        Supplemental Consolidated
                                    Financial Statements of
                                    Hibernia Corporation for the
                                    fiscal year ended December 31,
                                    1993 (as restated to reflect
                                    the acquisitions of Commercial
                                    Bancshares, Inc., and Bastrop
                                    National Bank on July 1, 1994;
                                    First Bancorp of Louisiana,
                                    Inc. and First Continental
                                    Bancshares, Inc. on August 1,
                                    1994; and Pioneer Bancshares
                                    Corporation and First State
                                    Bank and Trust Company on
                                    December 31, 1994)

                        99.2        Exhibit 99.2 to the
                                    Consolidated Financial
                                    Statements of Hibernia
                                    Corporation for the fiscal year
                                    ended December 31, 1993 filed
                                    with the commission on October
                                    11, 1994 by the Registrant is
                                    hereby incorporated by
                                    reference.  (Audited
                                    consolidated financial
                                    statements of Commercial
                                    Bancshares, Inc. for the fiscal
                                    year ended December 31, 1993)

                        99.3        Exhibit 99.3 to the
                                    Consolidated Financial
                                    Statements of Hibernia
                                    Corporation for the fiscal year
                                    ended December 31, 1993 filed
                                    with the commission on October
                                    11, 1994 by the Registrant is
                                    hereby incorporated by
                                    reference.  (Audited financial
                                    statements of Bastrop National
                                    Bank for the fiscal year ended
                                    December 31, 1993)

                        99.4        Exhibit 99.4 to the
                                    Consolidated Financial
                                    Consolidated Financial
                                    Statementsof Hibernia
                                    Corporation for the fiscal year
                                    ended December 31, 1993 filed
                                    with the commission on October
                                    11, 1994 by the Registrant is
                                    hereby incorporated by
                                    reference. (Audited
                                    consolidated financial
                                    statements of First Bancorp of
                                    Louisiana, Inc. for the fiscal
                                    year ended December 31, 1993)

                        99.5        Exhibit 99.5 to the
                                    Consolidated Financial
                                    Statements of Hibernia
                                    Corporation for the fiscal year
                                    ended December 31, 1993 filed
                                    with the commission on October
                                    11, 1994 by the Registrant is
                                    hereby incorporated by
                                    reference.  (Audited
                                    consolidated financial
                                    statements of First Continental
                                    Bancshares, Inc. for the fiscal
                                    year ended December 31, 1993)

                        99.6        Audited consolidated financial
                                    statements of Pioneer
                                    Bancshares Corporation for the
                                    fiscal year ended December 31,
                                    1993

                        99.7        Audited financial statements of
                                    First State Bank and Trust
                                    Company for the fiscal year
                                    ended December 31, 1993


                                       EXHIBIT INDEX

Exhibit                                                                 Page
Number                                                                  Number
                   Description

23                 Consent of Ernst & Young LLP

99.1 Supplemental Consolidated Financial Statements of Hibernia Corporation for the fiscal year ended December 31, 1993 (as restated to reflect the acquisitions of Commercial Bancshares, Inc., and Bastrop National Bank on July 1, 1994; of First Bancorp of Louisiana, Inc. and First Continental Bancshares, Inc. on August 1, 1994; and of Pioneer Bancshares Corporation and First State Bank and Trust Company on December 31,
                   1994)

99.2 Exhibit 99.2 to the Consolidated Financial Statements of Hibernia Corporation for the fiscal year ended December 31, 1993 filed with the commission on October 11, 1994 by the Registrant is hereby incorporated by reference. (Audited consolidated financial statements of Commercial Bancshares, Inc. for the fiscal year ended December 31, 1993)

99.3 Exhibit 99.3 to the Consolidated Financial Statements of Hibernia Corporation for the fiscal year ended December 31, 1993 filed with the commission on October 11, 1994 by the Registrant is hereby incorporated by reference. (Audited financial statements of Bastrop National Bank for the fiscal year ended December 31, 1993)

99.4 Exhibit 99.4 to the Consolidated Financial Statements of Hibernia Corporation for the fiscal year ended December 31, 1993 filed with the commission on October 11, 1994 by the Registrant is hereby incorporated by reference. (Audited consolidated financial statements of First Bancorp of Louisiana, Inc. for the fiscal year ended December 31, 1993)

99.5 Exhibit 99.5 to the Consolidated Financial Statements of Hibernia Corporation for the fiscal year ended December 31, 1993 filed with the commission on October 11, 1994 by the Registrant is hereby incorporated by reference. (Audited consolidated financial statements of First Continental Bancshares, Inc. for the fiscal year ended December 31, 1993)

99.6 Audited consolidated financial statements of Pioneer Bancshares Corporation for the fiscal year ended December 31, 1993

99.7 Audited financial statements of First State Bank and Trust Company for the fiscal year ended
                  December 31, 1993

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    HIBERNIA CORPORATION
                                                         (Registrant)

Date:  February 14, 1995                         By:/s/ Ronald E. Samford, Jr.
                                                 Ronald E. Samford, Jr.
                                                 Chief Accounting Officer